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                                                                    Exhibit 99.1



                              DELTA AIR LINES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (Unaudited; In Millions, Except Share Data)


                                                           Three Months                      Six Months
                                                              Ended                             Ended
                                                           December 31,                      December 31,
                                                    --------------------------        --------------------------
                                                        1999            1998            1999            1998
Operating Revenues:
  Passenger                                             3,362            3,135            6,884            6,622
  Cargo                                                   153              150              293              290
  Other, net                                              198              163              413              338
                                                    ---------        ---------        ---------        ---------
    Total operating revenues                            3,713            3,448            7,590            7,250
                                                    ---------        ---------        ---------        ---------

Operating Expenses:
  Salaries and related costs                            1,348            1,217            2,654            2,454
  Aircraft fuel                                           384              351              750              689
  Depreciation and amortization                           285              233              548              451
  Passenger commissions                                   174              208              377              459
  Contracted services                                     216              193              428              376
  Other selling expenses                                  181              179              376              375
  Landing fees and other rent                             179              164              359              344
  Aircraft rent                                           169              146              323              291
  Aircraft maintenance materials and
    outside repairs                                       149              138              315              281
  Passenger service                                       122              124              255              257
  Asset writedowns and other special charges              320               --              469               --
  Other                                                   178              175              379              401
                                                    ---------        ---------        ---------        ---------
        Total operating expenses                        3,705            3,128            7,233            6,378
                                                    ---------        ---------        ---------        ---------

Operating Income                                            8              320              357              872
                                                    ---------        ---------        ---------        ---------

Other Income (Expense):
  Interest expense                                        (77)             (43)            (143)             (92)
  Interest capitalized                                     11               12               24               22
  Interest income                                          37               12               58               33
  Misc. income (expense), net                             (48)              19              (35)              23
  Gains from sales of investments                         649               --              901               --
                                                    ---------        ---------        ---------        ---------
                                                          572               --              805              (14)
                                                    ---------        ---------        ---------        ---------

Income Before Income Taxes                                580              320            1,162              858

Income Taxes Provided, Net                               (228)            (126)            (458)            (338)
                                                    ---------        ---------        ---------        ---------

Net Income                                                352              194              704              520


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
    Preferred Stock Dividends                              (3)              (3)              (6)              (5)
                                                    ---------        ---------        ---------        ---------
    Net Income Available
      To Common Shareowners                         $     349        $     191        $     698        $     515
                                                    =========        =========        =========        =========

    Basic Earnings Per Share                        $    2.62        $    1.34        $    5.15        $    3.54
                                                    =========        =========        =========        =========

    Diluted Earnings Per Share                      $    2.50        $    1.29        $    4.88        $    3.38
                                                    =========        =========        =========        =========

    Weighted Average Shares Used
      In Per Share Computation:
        Basic (000)                                   132,871          142,656          135,586          145,293
        Diluted (000)                                 140,023          149,432          143,688          153,406


THE CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDE THE RESULTS OF OPERATIONS FOR ASA HOLDINGS, INC. AND COMAIR HOLDINGS, INC. SINCE APRIL 1, 1999 AND NOVEMBER 22, 1999, RESPECTIVELY.



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CONSOLIDATED STATISTICAL SUMMARY (UNAUDITED), EXCLUDING ASA HOLDINGS, INC.,
COMAIR HOLDINGS, INC. AND ASSET WRITEDOWNS AND OTHER SPECIAL CHARGES:


    Revenue Passenger Miles (millions)                                    25,168        24,823       53,465       52,935
    Available Seat Miles (millions)                                       36,212        35,923       73,944       72,596
    Passenger Mile Yield (cents)                                           12.55         12.63        12.26        12.51
    Operating Revenue Per
      Available Seat Mile (cents)                                           9.68          9.60         9.81         9.99
    Operating Cost Per Available
      Seat Mile (cents)                                                     8.88          8.71         8.79         8.79
    Passenger Load Factor (percent)                                        69.50         69.10        72.30        72.92
    Breakeven Passenger Load
      Factor (percent)                                                     63.12         62.06        63.96        63.32
    Passengers Enplaned (thousands)                                       25,739        25,547       52,922       53,149
    Revenue Ton Miles (millions)                                           2,993         2,920        6,262        6,149
    Cargo Ton Miles (millions)                                               475           438          912          856
    Cargo Ton Mile Yield (cents)                                           31.77         34.38        31.85        33.84
    Fuel Gallons Consumed (millions)                                         675           680        1,388        1,382
    Average Price Per Fuel gallon (cents)                                  53.61         51.61        51.88        49.88
    Number of Aircraft in Fleet at
      End of Period                                                          584           581          584          581
    Average Full-Time Equivalent
      Employees                                                           72,000        71,300       72,100       71,100